UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 17, 2001

CERIDIAN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15168	41-1981625

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3311 East Old Shakopee Road, Minneapolis, Minnesota 55425 (Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (952) 853-8100

SIGNATURES
INDEX TO EXHIBITS
News Release dated 10/17/01

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               c.     Exhibits

99.1 Ceridian Corporation News Release dated October 17, 2001.

Item 9. Regulation FD Disclosure.

     On October 17, 2001, we issued a press release reporting our third quarter 2001 earnings results. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERIDIAN CORPORATION

/s/ Gary M. Nelson

Gary M. Nelson

Executive Vice President, General Counsel and Secretary

Dated: October 17, 2001

INDEX TO EXHIBITS

Exhibit No.	Item	Method of Filing

99.1	Ceridian Corporation News Release dated October 17, 2001.	Filed electronically

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